UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☐     Definitive Additional Materials
☒     Soliciting Material under §240.14a-12

VAREX IMAGING CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐     Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
Varex customer communication guide

Varex Acquisition by Teledyne
Customer Talking Points and Frequently Asked Questions

Core message
We are here for our customers, and our day-to-day commitment to you does not change. You should continue to work with your Varex contacts as you do today. Existing projects, orders, service, and support remain on track, and Varex and Teledyne will continue to operate as separate companies until the transaction closes.

Customer Talking Points
1. Business as usual
Our teams remain focused on delivering the products, quality, responsiveness, and technical support you rely on from Varex.
2. Your current Varex team remains in place
There are no changes to your existing Varex contacts, active projects, open orders, service channels, or support processes. Please continue working with us in the same way you do today.
3. Varex and Teledyne remain separate companies until closing
The transaction is subject to customary closing conditions and required approvals. Until the transaction closes, Varex and Teledyne will continue to operate independently, and your commercial relationship remains with Varex.
4. The transaction supports long-term strength
We believe this transaction will strengthen our ability to invest in technology, manufacturing capabilities, service infrastructure, and innovation over the long term.
5. Customers remain our priority
Our priority is to continue supporting your business without disruption. We are focused on meeting our commitments, communicating clearly, and helping ensure your programs continue to move forward.
6. Existing commitments remain in place
We remain committed to honoring our contractual obligations, development commitments, and supply agreements.
Customer FAQ’s
Q. How will this transaction benefit customers? What does this announcement mean for Varex customers?
A: Until the transaction closes, it means business as usual and your Varex team remains focused on supporting your programs, fulfilling orders, and providing the service and technical support you expect.
Varex and Teledyne have highly complementary business across both medical and industrial segments, and we believe that the combined company will be even better positioned to meet our customers’ evolving needs.
We believe the transaction positions Varex for long-term strength by providing additional resources, scale, and opportunities to invest in innovation and customer support.
Q: Who is Teledyne?
A: Teledyne is a manufacturer and supplier of sophisticated instrumentation, digital imaging products and software, aerospace and defense electronics, and engineered systems.
You can learn more about Teledyne at www.teledyne.com.
Q: Will this impact Customer relationships prior to the transaction closing?
A: No, until the transaction closes it will be business as usual.
Varex customer communication guide

Your current sales, service, program management, applications, and support contacts remain in place. Please continue to reach out to the same Varex contacts you work with today.
Open orders will continue to be processed and fulfilled through normal Varex business processes.
Existing contractual commitments, pricing agreements, and commercial arrangements remain in place.
Ongoing development programs, customer projects, and new product initiatives continue to move forward as planned.
Customers should continue to use the same Varex service and support channels. Our support teams remain focused on helping customers keep their programs and operations moving.
Q: Is Varex now part of Teledyne?
A: Not yet. Until the transaction closes and all required approvals are obtained, Varex and Teledyne remain separate companies and continue to operate independently.
Q: When will the transaction close?
A: The transaction is expected to close in early 2027.
Until then, it is business as usual and there will be no changes to how we work with you.
Please continue conducting business with Varex as usual.
We will provide updates as more relevant information becomes available.
Closing Statement

We appreciate your partnership and want to reassure you that our commitment to customers is unchanged. Your Varex team remains focused on delivering the products, support, innovation, and service you rely on every day. Until the transaction closes, Varex and Teledyne continue to operate as separate companies, and it remains business as usual.

Additional Information About the Acquisition and Where to Find It
In connection with the proposed transaction between Varex and Teledyne (the “Transaction”), Varex will file with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”) relating to a special meeting of Varex’s stockholders to be held to adopt the Merger Agreement, and Varex will mail the definitive Proxy Statement to its stockholders and file other documents regarding the proposed Transaction with the SEC. This communication is not a substitute for the Proxy Statement or any other document that Varex may file with the SEC in connection with the proposed Transaction. INVESTORS AND SECURITY HOLDERS OF VAREX ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT, AND OTHER DOCUMENTS FILED BY VAREX WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Varex through the website maintained by the SEC at www.sec.gov. Security holders will also be able to obtain free copies of the documents filed by Varex with the SEC on Varex’s website at www.vareximaging.com.

Cautionary Statement Regarding Forward-Looking Statements
This document contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, with respect to management's beliefs about the financial condition, results of operations and businesses of Teledyne and Varex in the future. Forward-looking statements involve risks and uncertainties, are based on the current expectations of the management of Varex and are subject to uncertainty and changes in circumstances. The forward-looking statements contained herein may include statements about the expected effects of Teledyne's proposed acquisition of Varex, potential benefits to Varex’s customers and employees, the anticipated timing and scope of the proposed Transaction and anticipated synergies related to the proposed Transaction, and other strategic options. Forward-looking statements generally are
Varex customer communication guide

accompanied by words such as "projects", "intends", "expects", "anticipates", "targets", "estimates", "will" and words of similar import that convey the uncertainty of future events or outcomes. All statements made in this communication that are not historical in nature should be considered forward-looking. By its nature, forward-looking information is not a guarantee of future performance or results and involves risks and uncertainties because it relates to events and depends on circumstances that will occur in the future.

Actual results could differ materially from these forward-looking statements. Many factors could change anticipated results, including the occurrence of any event, change or other circumstances that could give rise to the right of Teledyne or Varex or both to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Teledyne or Varex in connection with the Merger Agreement; the failure to satisfy any of the conditions to the proposed Transaction, including regulatory approvals, on a timely basis or at all; the inability to complete the acquisition and integration of Varex successfully, to retain customers and key employees and to achieve operating synergies, including the possibility that the anticipated benefits of the proposed Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Teledyne and Varex do business; the possibility that the proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the parties' ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed Transaction; changes in relevant tax and other laws; the inability to develop and market new competitive products; inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with U.S. GAAP and related standards; and operating results of Varex being lower than anticipated.

Additional factors that could cause results to differ materially from those described above can be found in Varex’s Annual Report on Form 10-K for the year ended October 3, 2025, and its Quarterly Reports on Form 10-Q for the periods ended January 2, 2026, April 3, 2026, and July 3, 2026 all of which are on file with the SEC, and in other documents Varex files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Varex assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Participants in the Solicitation
Varex and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the special meeting of Varex’s stockholders. Information regarding Varex’s directors and executive officers is available in Varex’s definitive proxy statement filed with the SEC on December 29, 2025, in connection with its 2026 annual meeting of stockholders, under the sections titled “Proposal One – Election of Directors,” “Executive Compensation,” “Compensation of Directors” and “Stock Ownership.” To the extent the security holdings of Varex’s directors and executive officers have changed since the amounts described in such proxy statement, such changes have been reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including the interests of Varex’s directors and executive officers, will be contained in the definitive proxy statement related to the proposed Transaction and other relevant materials to be filed or furnished with the SEC when they become available.

Varex customer communication guide